UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 27, 2017

ODENZA CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54301	None
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C-07-01, Block C, Level 7 Sky Park @ One City,

Jalan USJ 25/1A, 47650 Subang Jaya,

Selangor Darul Ehsan, Malaysia

(Address of principal executive offices)

(603) 5115-1118

(Registrant’s telephone number, including area code)

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Resignation of Previous Independent Registered Public Accounting Firm.

On December 26, 2017, (the “Company”) dismissed Weld Asia Associates (“Weld Asia”) as the independent registered public accounting firm of the Company, effective immediately. The dismissal of Weld Asia was approved by the Company’s Board of Directors.

The audit reports of Weld Asia on the consolidated financial statements of the Company for each of the two most recent fiscal years ended January 31, 2017 and January 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that its report contained a going concern qualification as to the Company’s ability to continue.

During the fiscal years ended January 31, 2017 and January 31, 2016, and the subsequent interim period through December 26, 2017, there were no (i) disagreements with Weld Asia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report, or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of Weld Asia on the Company’s consolidated financial statements as of and for the years ended January 31, 2017 and January 31, 2016 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of Weld Asia on the effectiveness of internal control over financial reporting as of January 31, 2017 and January 31, 2016 did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided Weld Asia with a copy of the disclosures in this Current Report and the Company requested a letter from Weld Asia addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is attached as an exhibit to this Current Report.

(b)	Engagement of New Independent Registered Public Accounting Firm.

On December 26, 2017, concurrent with the dismissal of Weld Asia the Company, upon the Board of Directors’ approval, engaged Total Asia Associates (“Total Asia”) as the Company’s independent registered public accounting firm, effective immediately.

During the fiscal years ended January 31, 2017 and January 31, 2016, and the subsequent interim period through December 26, 2017, neither the Company nor anyone on its behalf consulted Total Asia regarding either (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Weld Asia Associates

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odenza Corp.
(Name of Registrant)

Date: December 27, 2017	By:	/s/ TAN SRI BARRY GOH MING CHOON
	Name:	TAN SRI BARRY GOH MING CHOON
	Title:	Chief Executive Officer, President, Chairman, Treasurer and Secretary

3